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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





       Date of Report (Date of earliest event reported): JANUARY 29, 2004





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      1-12202                  93-1120873
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)


            13710 FNB PARKWAY
             OMAHA, NEBRASKA                                     68154-5200
(Address of principal executive offices)                         (Zip Code)


                                 (402) 492-7300
              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (c) Exhibits.

   99.1 Northern Border Partners, L.P. press release dated January 29, 2004.

ITEMS 9 AND 12.  REGULATION FD DISCLOSURE AND DISCLOSURE OF RESULTS OF
                 OPERATIONS AND FINANCIAL CONDITION.

         Attached as Exhibit 99.1 is a copy of a press release, dated January 29, 2004, announcing Northern Border Partners, L.P.'s financial results for the fourth quarter of 2003 and 2003 year-end results.

         In accordance with General Instruction B.2. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Items 9 and 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Northern Border Partners, L.P.
                                       (A Delaware Limited Partnership)



Dated:  January 29, 2004               By: /s/ Jerry L. Peters
                                           -------------------------------------
                                           Jerry L. Peters
                                           Chief Financial & Accounting Officer

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                                  EXHIBIT INDEX

Exhibit
Number     Description
-------    -----------
 99.1   -- Northern Border Partners, L.P. Press Release dated January 29, 2004.